UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

December 20, 2010

GOLDEN SPIRIT ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

         Delaware                       000-26101                          52-2132622

(State or other jurisdiction Incorporated) (Commission File No.)   (I.R.S Employer Identification No.)

                      1802 Goya Street, Jonquiere, Quebec           G7Z 1C3

     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:

1 888 488 6882

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition Or Dispoisition Of Assets.

On August 24, 2010, the Company signed an agreement for the acquisition of all assets pertaining to Terralene Fuels. Under the terms of the agreement, the Company will issue 7,000,000 restricted common shares to Global Terralene Inc. in two phases. The first phase completed on November 30, 2010 and the Company issued 5,000,000 restricted common shares to Global Terralene Inc. on December 7, 2010. The second phase is due for completion on February 28, 2011.

Terralene Fuel is a patented fuel alternative formulation that is the equivalent of 87 octane regular gasoline and utilizes renewable energy sources in 45% of its composition. Terralene’s unique fuel reduces greenhouse gas and other environmental damaging emissions and can be easily integrated into the existing fuel infrastructure.

Additional information is available about Terralene Fuels at www.terralenefuels.com.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On December 20, 2010, the Registrant accepted the resignation of Christopher Scheive as Secretary, Treasurer, Director and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On December 20, 2010 Matt Kelly, an American businessman, based in New York U.S.A., joined the Board of Directors and was appointed Secretary, Treasurer and Chief Financial Officer of the Registrant.

On December 20, 2010 Jaclyn Cruz, an American businesswoman, based in New York U.S.A., a current member of the Board of Directors was confirmed as President and Executive Officer of the Registrant.

As of December 20, 2010, the Directors and Officers of the Registrant are:

Jaclyn Cruz – Director, President and Chief Executive Officer.

Matt Kelly  – Director, Secretary, Treasurer and Chief Financial Officer.

SECTION 8 - OTHER EVENTS

ITEM 8. 01 – Other Events

Effective December 20, 2010, the Company has relocated

its administrative offices to the State of New York:

New Address:

Corporate Offices

35 South Ocean Avenue

Patchogue, NY, 11772

Fax – 1 888 265 0498

Phone – 1 888 488 6882

SECTION 9 -  EXHIBITS.

(c)  Exhibits

10.01:  Resignation letter for Christopher Scheive.

10.02:  Consent to Act as a Director for Matt Kelly.

10.03:  Consent to Act as an Officer for Matt Kelly.

10.04:  Consent to Act as an Officer for Jaclyn Cruz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Golden Spirit Enterprises Ltd.

/s/: Jaclyn Cruz

DATED:  December 20, 2010

By: Jaclyn Cruz, President